Exhibit 10.2

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant customarily and actually treats as private and confidential.

SECOND AMENDMENT TO

PROJECT AGREEMENT

(DETAILING – FIELD TEAM AND TELESOLUTIONS)

This Second Amendment (the “Amendment”) dated January 1, 2021 (the “Effective Date”) is made by and between inVentiv Commercial Services, LLC, a Syneos Health® group company, with an office at 500 Atrium Drive, Somerset, N.J. 08873 (“Syneos Health”) and Agile Therapeutics, Inc. with an office located at 100 Poor Farm Road, Princeton, New Jersey 08540 (the “Client”). Syneos Health and Client may each be referred to herein as a “Party” and, collectively, as the “Parties.”

W I T N E S S E T H:

WHEREAS, Syneos Health and Client are parties to a Project Agreement (Detailing – Field Team and Telesolutions) made as of April 30, 2020 and amended on June 1, 2020 (together, the “Agreement”); and

WHEREAS, Syneos Health and Client desire to amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is agreed as follows:

1.Except as provided in this Amendment, the terms and conditions set forth in the Agreement shall remain unaffected by execution of this Amendment. To the extent any provisions or terms set forth in this Amendment conflict with the terms set forth in the Agreement, the terms set forth in this Amendment shall govern and control. Terms not otherwise defined herein, shall have the meanings set forth in the Agreement.

2.The table in Amended and Restated Exhibit F, Section I(b), “Fixed Monthly Fees,” is hereby deleted in its entirety and replaced with the table below:

PERIOD	PROJECT TEAM FIXED MONTHLY FEE
Year One	[***]
Year Two	[***]

3.This Amendment may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Amendment by exchange of facsimile copies or via pdf file bearing the facsimile signature of a party hereto shall constitute a valid and binding

Syneos Health Project Code: 7007244

execution and delivery of this Amendment by such party. Such facsimile copies and/or pdf versions shall constitute enforceable original documents.

4.The terms of this Amendment are intended by the Parties to be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The Parties further intend that this Amendment constitute the complete and exclusive statement of its terms and shall supersede any prior agreement with respect to the subject matter hereof.

WHEREFORE, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

AGILE THERAPEUTICS, INC.		INVENTIV COMMMERCIAL SERVICES,
LLC
By:	/s/ Al Altomari	By:	/s/ Todd Tomasoski

Name:	Al Altomari	Name:	Todd Tomasoski

Title:	Chairman and CEO	Title:	Vice President, Global Deal Management

Date:		Date:	Mar 9, 2021

Syneos Health Project Code: 7007244